U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 1, 2007

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Amendment No. 1 to Current Report on Form 8-K/A amends the registrant's Current Report on Form 8-K filed on September 4, 2007 (File No./Film No. 001-14012/071097224) to provide information required by Item 9.01 that was excluded from the initial filing in reliance upon Item 9.01(a)(4).

Item 9.01 Exhibits and Financial Statements.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of Summerville Senior Living, Inc. ("Summerville") as of December 31, 2006 and 2005 and the related consolidated statements of operations, stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2006 (as Restated), and the Independent Auditors’ Report dated June 7, 2007, are incorporated herein by reference from the registrant's Current Report on Form 8-K filed on June 12, 2007.

See Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K/A for Summerville's unaudited consolidated balance sheets as of June 30, 2007, and December 31, 2006, and the related unaudited consolidated statements of operations for the three months and six months ended June 30, 2007 and 2006, and the unaudited consolidated statements of cash flows for the six-month periods ended June 30, 2007 and 2006.

(b) Pro Forma Financial Information

See Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A for the unaudited pro forma consolidated balance sheet of Emeritus as of June 30, 2007, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2006, and the six month period ended June 30, 2007

(d) Exhibits.

99.1
Unaudited consolidated balance sheets of Summerville Senior Living, Inc. as of June 30, 2007, and December 31, 2006, and the related unaudited consolidated statements of operations for the three months and six months ended June 30, 2007 and 2006, and the unaudited consolidated statements of cash flows for the six-month periods ended June 30, 2007 and 2006.

99.2
Unaudited pro forma consolidated balance sheet of Emeritus  as of June 30, 2007, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2006, and the six month period ended June 30, 2007.

[The rest of this page is intentionally left blank]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 19, 2007		EMERITUS CORPORATION

	By:	/s/ Raymond R. Brandstrom
Raymond R. Brandstrom
Executive Vice President—Finance, Chief Financial
Officer and Secretary

INDEX TO EXHIBITS

99.1
Unaudited consolidated balance sheets of Summerville Senior Living, Inc. as of June 30, 2007, and December 31, 2006, and the related unaudited consolidated statements of operations for the three months and six months ended June 30, 2007 and 2006, and the unaudited consolidated statements of cash flows for the six-month periods ended June 30, 2007 and 2006.

99.2
Unaudited pro forma consolidated balance sheet of Emeritus  as of June 30, 2007, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2006, and the six month period ended June 30, 2007.